                                                               January 25, 2001
[PHOTO OF MARTIN E. ZWEIG]

Dear Shareholder:

  For the year ended December 31, 2000, the net asset value for The Zweig Total Return Fund, Inc. increased 5.7%, including $0.74 in reinvested distributions.

  During the fourth quarter of 2000, the Fund's net asset value gained 1.0%, including $0.18 in reinvested distributions.

  Consistent with our policy of seeking to minimize risk while earning reasonable returns, our average exposure during 2000 was approximately 74%.


                             DISTRIBUTION DECLARED

  In accordance with our policy of distributing 10% of our net asset value per year, which equals 0.83% per month (10% divided by 12 months), on January 2, 2001, the Fund announced a distribution of $0.06 per share payable on January 10, 2001 to shareholders of record as of December 29, 2000. The amount of a distribution depends on the exact net asset value at the time of declaration. For the January distribution, 0.83% of the Fund's net asset value was equivalent to $0.06 per share. Including this distribution, the Fund's payout since its inception is now $10.77.

  Of the $0.73 taxable in 2000, $0.32 is ordinary income, $0.23 is long-term capital gains, and $0.18 is return of capital. (The return of capital distribution is a tax-free return of capital and, therefore, should not be reported as income.)


                                MARKET OUTLOOK

  Our bond exposure on December 31, 2000, was 61% compared with 46% at the close of the third quarter. If we had been fully invested, we would have been 62.5% invested in bonds and 37.5% in stocks. Consequently, at 61%, we are at approximately 98% of a full position (61%/62.5%).

  Last year was a banner year for government bond prices, with yields dropping to their lowest levels in nearly two years. Bond prices move in the opposite direction from yields. After a slow start early in the year when there was concern about the Federal Reserve raising interest rates, the bond market rallied as it became apparent that the economy was slowing.

  Factors that gave Treasury securities their best year in returns since 1995 included the growing U.S. government surplus, which caused a reduction in the size and frequency of new government debt issues. Moreover, the government began buying bonds back, reducing supply. Meanwhile, demand increased as many investors sought safer havens than the stock market.

  At the time of this writing, I am optimistic about the bond market. Commodity prices remain soft, and there is little inflationary pressure overall. Economic activity looks anemic, and the Fed surprised the market with a 50-basis-point interest rate cut on January 3, 2001 and may cut further. These are all positives for the bond market.

  Our equity exposure on December 31, 2000, was 36% compared with 34% at the close of the third quarter. At 36%, we are about 96% of full investment (36%/37.5%).

  Last year was dismal for the equity markets. The Nasdaq Composite/1/ plunged 39.3%, its worst year since its creation in 1971. The Dow Jones

Industrial Average/2/ fell 4.7%, its poorest calendar year since 1981. The S&P 500 Index/3/ lost 9.2%, its weakest showing since 1977. It sure was a difficult year to make money.

  There were lots of reasons for the market's bleak performance. For one thing, the Federal Reserve was still tightening during the year. By midyear they had done the sixth of several tightenings that began in 1999. And, as I always say, "Don't fight the Fed."

  Second, there was a bubble in the Internet stocks, especially in the "dot-com" companies. That bubble, which burst in March, had the effect of pulling down the Nasdaq Composite for the rest of the year. Because many of the larger Nasdaq stocks were also represented in the S&P 500, that helped to pull down that group. Even the Dow did not escape totally because it contained some technology stocks, such as Microsoft, Intel, IBM, and Hewlett-Packard that also appear in the other indices.

  I also think there was too much optimism early in the year, too much speculation in the market, and too much margin debt. To make matters worse, in October there was a tremendous amount of mutual fund tax-selling. Many mutual funds have fiscal years that end October 31 for excise tax purposes. When they finally let up in November and December, it was the public's turn to sell for tax reasons. This tax-selling continued right up to the end of the year and it was something the markets could not overcome. Then there were the enormous number of margin calls in the final months of the year that kept putting more pressure on the markets, especially the Nasdaq.

  The Fed's unexpected half-point cut in the Federal funds rate on January 3, 2001 sparked a sensational one-day rally, but the market quickly fizzled and gave up most of its gains. The market
--------
1 The Nasdaq Composite measures technology-oriented stock total-return performance.
2 The Dow Jones Industrial Average measures large-capitalization stock total-return performance.
3 The S&P 500 Index measures broad stock market total-return performance. The indices are unmanaged and not available for direct investment.

was surprised because the Fed cut rates between meetings. The Fed was scheduled to meet at the end of January, and many people thought the Fed might wait until then to act. The Fed had already signaled a downward bias in December. But even those who thought the Fed might cut earlier did not think it would happen so soon. Also, it was a 50-basis-point reduction, not 25, as many had anticipated. That was more of a shock.

  It was a terrific day. The Nasdaq Composite was down 1.7% that morning and closed up 14.2%, about a 16% inter-day swing and the biggest up day percentage-wise in the history of the Nasdaq. There was a record volume on the exchanges. Part of the reason the market lost back a lot of ground is that such a buying panic takes out everybody who wants to buy, and there are no bids left under the market. Eventually prices came down but the lows held, at least as of this writing, and the markets have been rallying again recently.

  For the long term, it is bullish for the markets when the Fed changes course and cuts sharply. Initial cuts by the Fed are pretty potent. Going back to 1950, the Dow Jones Industrial Average has gone up 11% in the following six months and 19.8% in the year. That's far higher than the average gains the market achieved over such periods.

  I think we need more Fed cuts to get the next bull market rolling. We already have excessive pessimism. A lot of people are sold out and there is a fair amount of cash on the sidelines. That's the liquidity we need to get the bull market going. It would also be helpful if inflation behaved. If inflation starts to creep up, there would be no more Fed cuts. The Fed is the catalyst, and I think we will see at least a few more cuts. A tax reduction could also help. There's a good chance we will get some tax relief, but I have no idea what form it will take and when Congress will get around to it.

  In the recent long bull market we saw investors rushing to buy on the dips, which helped the markets bounce back. There are still a number of people who buy on dips--the day- traders, for example. However, the sellers have overwhelmed them. The amounts of buying and selling are always equal. But the pressure that comes from one side is not so equal. The markets went down last year for many reasons that included worries about the economy and earnings. Companies have reported poor earnings and the market couldn't withstand that. I suspect that much of that has been discounted, and the market will begin to overlook weaker earnings provided the Fed keeps cutting.

  At this time of year you keep reading about the so-called January effect when small-cap stocks outperform big caps. This tends to be true because small caps are generally dominated by the public. As I mentioned previously, the public does a lot of tax-selling late in the year, and these stocks frequently get tax bounces. That knowledge doesn't do you much good if you are managing a big portfolio--all you can do is try to make a quick trade in small-cap stocks. Incidentally, some people believe January is a bellwether month that is predictive of the market's behavior over the rest of the year. The record doesn't bear that out; it is just another stock market myth.

  The S&P 500 is currently trading at about 24 times the companies' per share earnings compared to an average of 16 since 1970. What's happened is that in recent years many rapidly growing technology and biotech stocks with no earnings or very low earnings were added to the listing. They have high price/earnings ratios and have boosted the average ranking. But the median P/E ratio is a lot lower. There may be some stocks that are overvalued, but there are any number in the S&P that have normal or even below normal P/Es. It is the handful of the tech stocks that have distorted the true picture.

  Many economists warn that the risk of recession is high this year because consumer spending and business investments are down, with the rising interest rates and higher energy costs. Others say we are in a normal cyclical slowdown. I think it could go either way. There are two reasons why we might be facing a recession. One is that the purchasing managers' index dropped under 44. The last nine times that happened we had eight recessions plus a near miss in 1966 and 1977 when we had one down quarter. The other is that the four-week average of initial unemployment claims has risen by more than 100,000. The five times that happened, we had recessions.

  The flip side is that the sudden downturn late in the year was exacerbated by people absorbed with the election count. They were not very comfortable waiting for the final results. They were watching television and not shopping. Secondly, we had a very cold winter coupled with high energy prices that slowed the economy. Thirdly, I believe the consumer is liquid even though many say the consumer is tapped out. If you look at installment debt relative to liquid assets, such as cash equivalents and savings, the consumer still holds a lot of money.

  Our economy is very broadly diversified, much more so than it was years ago. It is much more service-oriented and it will be harder to get a recession going. We are definitely in some sort of slowdown, but I don't know whether it will turn into a recession. I do believe that if the Fed keeps cutting, it would truncate a recession or perhaps head one off before it fully develops.

  Because the economy is slowing, dividends in the S&P 500 slipped 2.5% last year from the 1999 level. It was the first dip since 1991 and the largest decline since 1951. Including 2000, dividends have fallen in only six post-war years. With earnings eroding in late 2000 and early 2001, some companies have gotten into trouble and have had to pare their payouts. Others prefer to buy back their own stock rather than pay dividends. However, history has shown that when dividends are cut, it is not necessarily a bad time to buy stocks.

  The Initial Public Offering market, which seems to have returned to earth, was dominated early last year by technology and telecommunications. It now features new issues in health care, energy, and more traditional businesses. Wall Street will sell whatever it can sell. If energy or some value stock sells, they will offer it. I don't think anyone will come out with a "dot-com" stock and do well. The implications are that we are going to see a change in industry groups, a rotation. Since the stocks offered now might not be as sought after as those selling like hotcakes a year or so back, there may be fewer new issues. If that's true, it will be bullish for the market. We were choking on a heavy supply of new issues early last year, and it didn't help the market at all. If you can keep down that supply, it drains less money out of the market. I would like to see the new-issue market cool for a while.

  Mergers and acquisitions started strong in 2000 but slowed considerably during the year. As far as the market is concerned, mergers where stock is exchanged for stock have no impact because cash is not going in or out of the market. Cash takeovers are another matter. They reduce the supply of stock, which is very bullish for the market. There is no way to predict whether there will be more cash takeovers or not, but I would like to see more of them.

  Corporate profits for the first half of this year are expected to show their first decline since 1998, but this is not necessarily a negative for the market. The best market returns frequently occur in the middle of recessions. For example, earnings were down and the market soared in the recession periods of late 1970 and early 1971, late 1974 and the first half of 1975, the spring of 1980, 1982, most of 1991, and the latter part of 1998. Surprisingly, the market tends to do better when earnings are poor.

  Summing up, the chief market positive is that the Fed has finally gotten friendly to the markets. Second, tremendous pessimism has been built up on the sidelines, and that's a big plus. I would like to see the Fed cut at the minimum one more time. There are not too many negatives out there. I would not worry too much about sagging earnings or a soft economy as long as the Fed does the right thing and keeps cutting.

  In view of the above and my favorable indicators, I am reasonably bullish right now.


                             PORTFOLIO COMPOSITION

  Conforming to our investment policy guidelines, all of our bonds are U.S. government obligations. The portfolio's average duration (a measure of sensitivity to interest rate changes) was 8.5 years as of December 31, 2000. This compares with 5.3 years at the close of the third quarter. Since these bonds are highly liquid, they provide the flexibility to respond quickly to changing market conditions.

  Although there were minor revisions in the percentages held, our leading industry groups at year-end were unchanged from the listing as of September 30, 2000. They included technology, financial services, health care, energy and telecommunications.

  Among the various groups, technology was lower because of declining market value, while financial services and health care, where we added to our positions, showed relatively good market performance. Energy and telecommunications were basically unchanged from the previous quarter.

  As of December 31, 2000, our leading individual issues included General Electric, Pfizer, Exxon Mobil, Merck, Citigroup, Wal-Mart, American International Group, Tyco, Cisco, and Bristol Myers.

  New to the above group are Merck, Wal-Mart, and Bristol Myers, each of which benefited from increased purchases and good performance relative to the overall market during the quarter.

  Of the stocks listed among our leading holdings on September 30, 2000, Sun Microsystems, EMC, and Microsoft declined in value.

             Sincerely,

             /s/ Martin E. Zweig, Ph.D.
             Martin E. Zweig, Ph.D.
             Chairman

                       THE ZWEIG TOTAL RETURN FUND, INC.

                            SCHEDULE OF INVESTMENTS

                               December 31, 2000

                                                       Number of      Value
                                                        Shares       (Note 3)
                                                       ---------   ------------
Common Stocks                                   33.79%
Aerospace & Air Transport                        0.56%
  AMR Corp............................................   45,000    $  1,763,437
  Boeing Co...........................................   30,100       1,986,600
                                                                   ------------
                                                                      3,750,037
                                                                   ------------
Building & Forest Products                       0.24%
  Cemex S.A. de CV, ADR...............................   30,000         541,875
  Georgia-Pacific Group...............................   30,000         933,750
  Louisiana-Pacific Corp..............................   15,000         151,875
                                                                   ------------
                                                                      1,627,500
                                                                   ------------
Chemicals                                        0.43%
  Air Products & Chemicals, Inc.......................   30,000       1,230,000
  Dow Chemical Co.....................................   45,000       1,648,125
                                                                   ------------
                                                                      2,878,125
                                                                   ------------
Commercial Services                              0.23%
  Modis Professional Services, Inc....................   75,100(a)      309,787
  Omnicom Group, Inc. ................................   15,000       1,243,125
                                                                   ------------
                                                                      1,552,912
                                                                   ------------
Consumer Products                                1.21%
  Coca-Cola Co........................................   45,000       2,742,187
  Kimberly-Clark Corp.................................   45,000       3,181,050
  PepsiCo, Inc........................................   45,000       2,230,312
                                                                   ------------
                                                                      8,153,549
                                                                   ------------
Electronics -- Electrical                        1.47%
  Emerson Electric Co. ...............................   22,500       1,773,281
  General Electric Co. ...............................  147,000       7,046,812
  Solectron Corp......................................   30,000(a)    1,017,000
                                                                   ------------
                                                                      9,837,093
                                                                   ------------
Engineering & Machinery                          0.40%
  Ingersoll-Rand Co...................................   45,000       1,884,375
  SPX Corp............................................    7,500         811,406
                                                                   ------------
                                                                      2,695,781
                                                                   ------------

                       See notes to financial statements

                                                       Number of      Value
                                                        Shares       (Note 3)
                                                       ---------   ------------
Financial Services                               5.56%
  ACE Ltd.............................................   45,100    $  1,913,931
  Allstate Corp.......................................   58,200       2,535,337
  American Express Co.................................   45,000       2,472,187
  American International Group, Inc...................   45,000       4,435,312
  Bank of America Corp................................   45,000       2,064,375
  Chase Manhattan Corp................................   62,950       2,860,291
  Citigroup, Inc......................................   90,000       4,595,625
  Fannie Mae..........................................   15,000       1,301,250
  Freddie Mac.........................................   49,500       3,409,312
  Household International, Inc........................   30,000       1,650,000
  KeyCorp.............................................   30,000         840,000
  Knight Trading Group, Inc...........................   45,000(a)      627,187
  Lehman Brothers Holdings, Inc.......................   30,000       2,028,750
  Marsh & McLennan Cos., Inc..........................   15,000       1,755,000
  Merrill Lynch & Co., Inc............................   30,000       2,045,625
  Washington Mutual, Inc..............................   52,500       2,785,781
                                                                   ------------
                                                                     37,319,963
                                                                   ------------
Health Care                                      4.49%
  Amgen, Inc. ........................................   34,600(a)    2,212,237
  Bristol-Myers Squibb Co. ...........................   57,200       4,229,225
  Cardinal Health, Inc. ..............................    7,500         747,187
  Eli Lilly & Co. ....................................   22,500       2,093,906
  Johnson & Johnson...................................   33,000       3,467,062
  MedImmune, Inc. ....................................   22,700(a)    1,082,506
  Merck & Co., Inc. ..................................   51,000       4,774,875
  Pfizer, Inc. .......................................  126,100       5,800,600
  Schering-Plough Corp. ..............................   37,500       2,128,125
  St. Jude Medical, Inc. .............................   30,000       1,843,125
  Wellpoint Health Networks, Inc. ....................   15,000(a)    1,728,750
                                                                   ------------
                                                                     30,107,598
                                                                   ------------
Investment Companies                             1.50%
  Asia Tigers Fund, Inc. .............................   30,000         200,625
  Emerging Markets Telecommunications Fund, Inc. .....   21,685         176,191
  Gabelli Global Multimedia Trust, Inc. ..............   40,000         412,500
  INVESCO Global Health Sciences Fund, Inc. ..........   28,300         493,481
  iShares S&P 500 Index Fund..........................   60,000       7,881,562
  Korea Fund, Inc. ...................................   45,000         475,200
  Morgan Stanley Dean Witter Emerging Markets Fund,
   Inc. ..............................................   50,400         441,000
                                                                   ------------
                                                                     10,080,559
                                                                   ------------

                       See notes to financial statements

                                                       Number of      Value
                                                        Shares       (Note 3)
                                                       ---------   ------------
Manufacturing                                    0.66%
  Tyco International Ltd. ............................   79,500    $  4,412,250
                                                                   ------------
Media                                            1.60%
  Comcast Corp., Class A..............................   57,800(a)    2,413,150
  Grupo Televisa S.A., GDR............................   30,000(a)    1,348,125
  McGraw-Hill Cos., Inc. .............................   22,500       1,319,062
  New York Times Co., Class A.........................   28,200       1,129,762
  News Corp. Ltd.,  ..................................   30,000         967,500
  Viacom, Inc., Class B...............................   30,200(a)    1,411,850
  Walt Disney Co. ....................................   75,000       2,170,313
                                                                   ------------
                                                                     10,759,762
                                                                   ------------
Metals                                           0.22%
  Alcoa, Inc. ........................................   45,000       1,507,500
                                                                   ------------
Oil & Oil Services                               2.94%
  AES Corp. ..........................................   30,000(a)    1,661,250
  Baker Hughes, Inc. .................................   37,500       1,558,594
  Chevron Corp. ......................................   33,000       2,786,438
  Enron Corp. ........................................   45,100       3,748,938
  EOG Resources, Inc. ................................   30,100       1,646,094
  Exxon Mobil Corp. ..................................   55,600       4,833,725
  Talisman Energy, Inc. ..............................   30,000(a)    1,111,875
  USX-Marathon Group..................................   52,500       1,456,875
  Williams Cos., Inc. ................................   22,600         902,588
                                                                   ------------
                                                                     19,706,377
                                                                   ------------
Restaurants                                      0.12%
  Wendy's International, Inc .........................   30,000         787,500
                                                                   ------------
Retailing                                        2.41%
  Best Buy Co, Inc. ..................................   30,000(a)      886,875
  CVS Corp. ..........................................   30,000       1,798,125
  Home Depot, Inc. ...................................   59,800       2,732,113
  Kroger Co. .........................................   60,000       1,623,750
  Lowe's Cos., Inc. ..................................   22,500       1,001,250
  Target Corp. .......................................   39,000       1,257,750
  Wal-Mart Stores, Inc. ..............................   88,300       4,690,938
  Walgreen Co. .......................................   52,500       2,195,156
                                                                   ------------
                                                                     16,185,957
                                                                   ------------
Technology                                       5.50%
  America Online, Inc. ...............................   60,000(a)    2,088,000
  Applied Materials, Inc. ............................   29,700(a)    1,134,169
  Atmel Corp. ........................................   30,000(a)      348,750
  Cisco Systems, Inc. ................................  112,200(a)    4,291,650

                       See notes to financial statements

                                                       Number of      Value
                                                        Shares       (Note 3)
                                                       ---------   ------------
Technology (Continued)
  Citrix Systems, Inc. ...............................   15,000(a) $    337,500
  Compaq Computer Corp. ..............................   60,000         903,000
  Corning, Inc. ......................................   15,000         792,188
  Cypress Semiconductor Corp. ........................   30,000(a)      590,625
  Dell Computer Corp. ................................   44,000(a)      767,250
  Electronic Data Systems Corp. ......................   30,000       1,732,500
  EMC Corp. ..........................................   48,500(a)    3,225,250
  Intel Corp. ........................................  118,200       3,553,388
  Jabil Circuit, Inc. ................................   22,600(a)      573,475
  JDS Uniphase Corp. .................................   15,000(a)      625,313
  Lucent Technologies, Inc. ..........................   59,800         807,300
  Microchip Technology, Inc. .........................   22,500(a)      493,594
  Microsoft Corp. ....................................   85,500(a)    3,708,563
  Motorola, Inc. .....................................   36,200         733,050
  Network Appliance, Inc. ............................   15,000(a)      962,813
  Oracle Corp. .......................................  112,700(a)    3,275,344
  QUALCOMM, Inc. .....................................   30,000(a)    2,465,625
  Sun Microsystems, Inc. .............................   90,000(a)    2,508,750
  Teradyne, Inc. .....................................   15,000(a)      558,750
  USinternetworking, Inc. ............................   29,950(a)      149,750
  Yahoo!, Inc. .......................................    8,800(a)      264,550
                                                                   ------------
                                                                     36,891,147
                                                                   ------------
Telecommunications                               3.15%
  ADC Telecommunications, Inc. .......................   45,000(a)      815,625
  AT&T Corp. .........................................   45,000         779,063
  AT&T Wireless Group.................................   29,700(a)      514,181
  BellSouth Corp. ....................................   45,000       1,842,188
  CenturyTel, Inc. ...................................   45,100       1,612,325
  General Motors Corp., Class H.......................   60,000       1,380,000
  Nokia Corp., ADR....................................   50,300       2,188,050
  Nortel Networks Corp. ..............................   51,000       1,635,188
  SBC Communications, Inc. ...........................   52,500       2,506,875
  Tele Norte Leste Participacoes S.A., ADR............   43,000         980,938
  Telephone & Data Systems, Inc. .....................   22,500       2,025,000
  Tellabs, Inc. ......................................   30,000(a)    1,695,000
  Verizon Communications, Inc. .......................   45,000       2,255,625
  WorldCom, Inc. .....................................   63,950(a)      899,297
                                                                   ------------
                                                                     21,129,355
                                                                   ------------
Textile & Apparel Manufacturer                   0.31%
  NIKE, Inc., Class B.................................   37,500       2,092,969
                                                                   ------------

                       See notes to financial statements

                                                            Number of     Value
                                                             Shares      (Note 3)
                                                           ----------- ------------
Utilities -- Electric & Gas                          0.79%
  Exelon Corp. ...........................................      45,000 $  3,159,450
  FPL Group, Inc. ........................................      30,000    2,152,500
                                                                       ------------
                                                                          5,311,950
                                                                       ------------
    Total Common Stocks
     (Cost $232,940,931)..............................................  226,787,884
                                                                       ------------
Unit Investment Trusts                               1.76%
  S&P 500 Depository Receipts (Cost $11,604,416)..........      90,000   11,806,875
                                                                       ------------
                                                            Principal
                                                             Amount
                                                           -----------
United States Government Obligations                61.36%
  FHLMC, 6.875%, 1/15/05.................................. $70,500,000   73,431,601
  FHLMC, 5.125%, 10/15/08.................................  38,100,000   36,104,551
  FHLMC, 7.00%, 3/15/10...................................  42,000,000   45,019,842
  United States Treasury Notes, 6.125%, 8/15/07...........  28,800,000   30,327,754
  United States Treasury Notes, 6.50%, 2/15/10............  34,000,000   37,222,010
  United States Treasury Bonds, 10.75%, 5/15/03...........  15,000,000   16,842,195
  United States Treasury Bonds, 7.25%, 8/15/22............  30,500,000   36,774,978
  United States Treasury Bonds, 6.00%, 2/15/26............  32,100,000   33,832,309
  United States Treasury Bonds, 6.50%, 11/15/26...........  24,000,000   26,963,592
  United States Treasury Bonds, 6.125%, 8/15/29...........  30,300,000   33,008,093
  United States Treasury Bonds, 6.25%, 5/15/30............  37,800,000   42,211,978
                                                                       ------------
    Total United States Government Obligations
     (Cost $394,257,220)..................................              411,738,903
                                                                       ------------
Short-Term Investments                               2.46%
  UBS Financial Corp., 6.50%, 1/02/01 (Cost $16,497,021)..  16,500,000   16,497,021
                                                                       ------------
    Total Investments (Cost $655,299,588) -- 99.37%...................  666,830,683
    Other assets less liabilities -- 0.63%............................    4,225,180
                                                                       ------------
    Net Assets -- 100.00%............................................. $671,055,863
                                                                       ============

--------
(a) Non-income producing security.

    For Federal income tax purposes, the tax basis of investments owned at December 31, 2000 was $655,862,704 and net unrealized appreciation of investments consisted of:

   Gross unrealized appreciation.................................. $ 45,340,550
   Gross unrealized depreciation..................................  (34,372,571)
                                                                   ------------
   Net unrealized appreciation.................................... $ 10,967,979
                                                                   ============

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2000

ASSETS
  Investments, at value (identified cost $655,299,588)............. $666,830,683
  Cash.............................................................      616,953
  Dividends and interest receivable................................    8,246,954
  Prepaid expenses.................................................       16,573
                                                                    ------------
    Total Assets...................................................  675,711,163
                                                                    ------------
LIABILITIES
  Payable for investment securities purchased......................    3,981,816
  Accrued advisory fees (Note 5)...................................      396,203
  Accrued administration fees (Note 5).............................       73,580
  Other accrued expenses...........................................      203,701
                                                                    ------------
    Total Liabilities..............................................    4,655,300
                                                                    ------------
NET ASSETS......................................................... $671,055,863
                                                                    ============
NET ASSET VALUE, PER SHARE
  ($671,055,863 / 89,732,966 shares outstanding--Note 6)........... $       7.48
                                                                    ============
Net Assets consist of
  Capital paid-in.................................................. $654,903,944
  Undistributed net investment income..............................    5,383,977
  Accumulated net realized loss on investments.....................     (763,153)
  Net unrealized appreciation on investments.......................   11,531,095
                                                                    ------------
                                                                    $671,055,863
                                                                    ============

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 2000

Investment Income
  Income
    Interest...................................................... $ 31,946,384
    Dividends (net of foreign withholding taxes of $5,168)........    1,719,587
                                                                   ------------
      Total Income................................................   33,665,971
                                                                   ------------
  Expenses
    Investment advisory fees (Note 5).............................    4,817,041
    Administrative fees (Note 5)..................................      894,593
    Professional fees (Note 5)....................................      307,808
    Transfer agent fees...........................................      257,854
    Printing and postage expenses.................................      212,549
    Custodian fees................................................       86,671
    Directors' fees and expenses (Note 5).........................       76,136
    Miscellaneous.................................................      216,669
                                                                   ------------
      Total Expenses..............................................    6,869,321
                                                                   ------------
        Net Investment Income.....................................   26,796,650
                                                                   ------------
Net Realized and Unrealized Gains (Losses)
  Net realized gain on investments................................   21,769,821
  Decrease in unrealized appreciation on investments..............  (19,184,705)
                                                                   ------------
    Net realized and unrealized gain on investments...............    2,585,116
                                                                   ------------
    Net increase in net assets resulting from operations.......... $ 29,381,766
                                                                   ============


                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                        For the Year Ended
                                                            December 31
                                                     --------------------------
                                                         2000          1999
                                                     ------------  ------------
Increase (Decrease) in Net Assets
  Operations
    Net investment income........................... $ 26,796,650  $ 25,806,697
    Net realized gains on investments...............   21,769,821    11,528,385
    Decrease in unrealized appreciation of
     investments....................................  (19,184,705)  (13,198,825)
                                                     ------------  ------------
      Net increase in net assets resulting from
       operations...................................   29,381,766    24,136,257
                                                     ------------  ------------
  Dividends and distributions to shareholders from
    Net investment income...........................  (27,554,649)  (25,806,697)
    Net realized gains on investments...............  (22,507,300)  (11,528,385)
    Capital paid-in.................................  (16,801,157)  (36,881,045)
                                                     ------------  ------------
      Total dividends and distributions to
       shareholders.................................  (66,863,106)  (74,216,127)
                                                     ------------  ------------
  Capital share transactions
    Net asset value of shares issued to shareholders
     in reinvestment of dividends from net
     investment income and distributions from net
     realized gains and capital paid-in.............          --     10,534,625
    Shares repurchased and retired, 867,200 and
     460,000 shares, respectively...................   (6,100,002)   (3,029,597)
                                                     ------------  ------------
    Net increase (decrease) in net assets derived
     from capital share transactions................   (6,100,002)    7,505,028
                                                     ------------  ------------
    Net decrease in net assets......................  (43,581,342)  (42,574,842)
Net Assets
  Beginning of year.................................  714,637,205   757,212,047
                                                     ------------  ------------
  End of year (including undistributed net
   investment income of $5,383,977 and $2,181,018,
   respectively).................................... $671,055,863  $714,637,205
                                                     ============  ============

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 2000

NOTE 1 -- Acquisition

  On March 1, 1999, Phoenix Investment Partners, Ltd. ("Phoenix"), completed the acquisition of Zweig Total Return Advisors, Inc., the Fund's previous investment adviser (currently Phoenix/Zweig Advisers LLC (the "Adviser")), Zweig/Glaser Advisers, the Fund's previous Administrator and Zweig Securities Corp. (currently PXP Securities Corp.), an affiliated broker-dealer registered under the Securities Exchange Act of 1934.

  In order to continue to have access to the advisory and consulting services of Dr. Martin E. Zweig and his associates, the Adviser entered into a sub-advisory servicing agreement with Zweig Consulting, LLC.

  As of October 31, 1999, Zweig/Glaser Advisers assigned the rights and obligations under the Administration Agreement dated March 1, 1999, between the Fund and Zweig/Glaser Advisers to Phoenix Equity Planning Corp. ("PEPCO") under the same terms as the previous Administration Agreement. Effective October 31, 1999, PEPCO sub-contracted the Fund's mutual fund accounting to The Bank of New York who also serves as the Fund's custodian. PEPCO is an affiliate of the Adviser and the Fund.

NOTE 2 -- Organization

  The Zweig Total Return Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Fund was incorporated under the laws of the State of Maryland on July 21, 1988.

NOTE 3 -- Significant Accounting Policies

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

 A. Portfolio Valuation

  Portfolio securities that are traded only on stock exchanges are valued at the last sale price. Securities traded in the over-the-counter market which are National Market System securities are valued at the last sale price. Other over-the-counter securities are valued at the most recently quoted bid price provided by the principal market makers. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by the Adviser. Debt securities may be valued on the basis of prices provided by an independent pricing service, when such prices are believed by the Adviser to reflect the fair market value of such securities. Short-term investments having a remaining maturity of 60 days or less when purchased are valued at amortized cost (which approximates market value). Futures contracts traded on commodities exchanges are valued at their closing settlement price on such exchange. Securities for which market quotations are not readily available, (of which there were none at December 31, 2000) and other assets, if any, are valued at fair value as determined under procedures approved by the Board of Directors of the Fund.

 B. Security Transactions and Investment Income

  Security transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

  In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised guide will require the Fund to amortize premium and discount on all fixed income securities, and classify gains and losses on asset-backed securities presently included in realized gains and losses, as part of interest income. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting these accounting principles will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and unrealized gain/loss in the Statement of Operations. The Fund estimates that the initial adjustment required upon adoption of premium amortization will decrease the recorded cost of its investments (but not their market value) by approximately $1,890,167. Additionally, had this principle been in effect during the year ended December 31, 2000, the Fund estimates that net investment income would have decreased by approximately $0.02 per share (0.28% of net assets), and realized and unrealized gain per share would have increased by the same amount.

  Realized gains and losses on sales of investments are determined on the identified cost basis for financial reporting and tax purposes.

 C. Futures Contracts

  Initial margin deposits made upon entering into futures contracts are recorded as assets. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking the contract to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets or liabilities, depending upon whether unrealized gains or losses are incurred. When a contract is closed, the Fund realizes a gain or loss equal to the difference between the proceeds from (or cost of ) the closing transaction and the Fund's basis in the contract. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. Therefore, anticipated gains may not result and anticipated losses may not be offset. In addition, as no secondary market exists for futures contracts, there is no assurance that there will be an active market at any particular time.

 D. Short Sales

  A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund's obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund's custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any incurred loss increased, by the amount of transaction costs. Dividends or interest the Fund pays in connection with such short sales are recorded as expenses. In addition to the short sales described above, the Fund may make short sales "against the box". A short sale "against the box" is a short sale whereby at the time of the short sale, the Fund owns or has the immediate and unconditional right, at no added cost, to obtain the identical security.

 E. Federal Income Tax

  The Fund has elected to qualify and intends to remain qualified, as long as management's view is that it is in the best interests of the shareholders, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. The principal tax benefits of qualifying as a regulated investment company as compared to an ordinary taxable corporation, are that a regulated investment company, is not itself subject to Federal income tax on ordinary investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders and that the tax character of long-term capital gains recognized by a regulated investment company flows through to its shareholders who receive distributions of such gains.

 F. Dividends and Distributions to Shareholders

  Dividends and distributions to shareholders are recorded on the ex-dividend date. In the event that amounts distributed are in excess of accumulated net investment income and net realized gains on investments (as determined for financial statement purposes), such amounts would be reported as a distribution from paid-in capital during the fiscal year in which such a distribution is made. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to timing differences and differing characterization of distributions made by the Fund as a whole. During the year ended December 31, 2000, the Fund reclassified $3,960,958 and ($4,160,994) to undistributed net investment income and undistributed net realized gain on investments, respectively, from capital paid-in.

NOTE 4 -- Portfolio Transactions

  During the year ended December 31, 2000, purchases and sales transactions, excluding short-term investments were:

                                                                   United States
                                                                    Government
                                                         Common     and Agency
                                                         Stocks     Obligations
                                                      ------------ -------------
   Purchases ........................................ $305,271,000 $645,807,532
                                                      ============ ============
   Sales ............................................ $220,646,093 $415,338,922
                                                      ============ ============

NOTE 5 -- Investment Advisory Fees and Other Transactions with Affiliates

  a) Investment Advisory Fee: The Investment Advisory Agreement (the "Agreement") between the Adviser and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Adviser under the Agreement, the Fund pays the Adviser a monthly fee equal, on an annual basis, to 0.70% of the Fund's average daily net assets. During the year ended December 31, 2000, the Fund accrued advisory fees of $4,817,041.

  b) Administration Fee: Phoenix Equity Planning Corp. serves as the Fund's Administrator pursuant to an Administration Agreement with the Fund. The Administrator generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. The Administrator determines the Fund's net asset value daily, prepares such figures for publication on a weekly basis, maintains certain of the Fund's books and records that are not maintained by the Investment Adviser, custodian or transfer agent, assists in the preparation of financial information for the Fund's income tax returns, proxy statements, quarterly and annual shareholder reports, and responds to shareholder inquiries. Under the terms of the Agreement, the Fund pays the Administrator a monthly fee equal, on an annual basis, to 0.13% of the Fund's average daily net assets. During the year ended December 31, 2000, the Fund accrued administration fees of $894,593.

  c) Directors' Fee: The Fund pays each Director who is not an interested person of the Fund or the Adviser a fee of $10,000 per year plus $1,500 per Directors' or committee meeting attended, together with the out-of-pocket costs relating to attendance at such meetings. Any Director of the Fund who is an interested person of the Fund or the Adviser receives no remuneration from the Fund.

  d) Legal Fee: The Fund accrued legal fees of $236,034 during the year ended December 31, 2000, for the services of Rosenman & Colin LLP, of which Robert
E. Smith, a former Director of the Fund, is counsel.

  e) Brokerage Commission: During the year ended December 31, 2000, the Fund paid PXP Securities Corp. brokerage commissions of $61,665 in connection with portfolio transactions effected through them. In addition, PXP Securities Corp. charged $98,218 in commissions for transactions effected on behalf of the participants in the Fund's Automatic Reinvestment and Cash Purchase Plan.

NOTE 6 -- Capital Stock and Reinvestment Plan

  At December 31, 2000, the Fund had one class of common stock, par value $.001 per share, of which 500,000,000 shares are authorized and 89,732,966 shares are outstanding.

  Registered shareholders may elect to receive all distributions in cash paid by check mailed directly to the shareholder by EquiServe as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the "Plan"), shareholders not making such election will have all such amounts automatically reinvested by EquiServe, as the Plan agent in whole or fractional shares of the Fund, as the case may be. For the years ended December 31, 2000 and December 31, 1999 there were 0 and 829,627 shares, respectively, issued pursuant to the Plan.

  On December 7, 1999, the Fund's Board of Directors authorized the repurchase and retirement of up to $20,000,000 of its shares for the purpose of enhancing shareholder value. For the years ended December 31, 2000 and December 31, 1999, 867,200 and 460,000 shares were repurchased and retired at a cost of $6,100,002 and $3,029,597, respectively. This includes $39,024 and $18,630 in commissions paid to PXP Securities Corp., respectively. The weighted average discount of market price to net asset value of shares repurchased over the periods of August 11, 2000 to September 22, 2000 and December 10, 1999 to December 31, 1999 was 8.6% and 16.4%, respectively.

  On December 11, 2000, the board of directors declared a distribution of the greater of 0.83% of its net value on December 29, 2000 or all available net investment income plus net short and long term gains.

  On January 2, 2001, the Fund announced a distribution of $0.06 per share to shareholders of record on December 29, 2000. This distribution has an ex-dividend date of January 4, 2001 and is payable on January 10, 2001.

NOTE 7 -- Financial Highlights

  Selected data for a share outstanding throughout each year:

                                        Year Ended December 31
                             -------------------------------------------------
                               2000      1999       1998      1997      1996
                             --------  --------   --------  --------  --------
Per Share Data
Net asset value, beginning
 of year...................  $   7.89  $   8.43   $   8.61  $   8.29  $   8.63
                             --------  --------   --------  --------  --------
Income From Investment
 Operations
Net investment income......      0.30      0.28       0.33      0.36      0.36
Net realized and unrealized
 gains (losses)............      0.02     (0.01)      0.39      0.80      0.14
                             --------  --------   --------  --------  --------
Total from investment
 operations................      0.32      0.27       0.72      1.16      0.50
                             --------  --------   --------  --------  --------
Dividends and Distributions
Anti-dilutive effect of
 share repurchase program..      0.01      0.01        --        --        --
                             --------  --------   --------  --------  --------
Dividends from net
 investment income.........     (0.30)    (0.28)     (0.33)    (0.36)    (0.36)
Distributions from net
 realized gains............     (0.25)    (0.13)     (0.46)    (0.48)    (0.24)
Distributions from capital
 paid-in...................     (0.19)    (0.41)     (0.05)      --      (0.24)
                             --------  --------   --------  --------  --------
Total dividends and
 distributions.............     (0.74)    (0.82)     (0.84)    (0.84)    (0.84)
                             --------  --------   --------  --------  --------
Effect on net asset value
 as a result of rights
 offering*.................       --        --       (0.06)      --        --
                             --------  --------   --------  --------  --------
 Net asset value, end of
  year.....................  $   7.48  $   7.89   $   8.43  $   8.61  $   8.29
                             ========  ========   ========  ========  ========
 Market value, end of
  year**...................  $   6.57  $   6.50   $   8.88  $   9.44  $   8.00
                             ========  ========   ========  ========  ========
Total investment return***.     12.64%   (18.72)%     4.49%    30.22%     2.62%
                             ========  ========   ========  ========  ========
Ratios/Supplemental Data
Net assets, end of year (in
 thousands)................  $671,056  $714,637   $757,212  $677,133  $638,768
Ratio of expenses to
 average net assets........      1.00%     0.97%      0.97%     1.04%     1.03%
Ratio of net investment
 income to average net
 assets....................      3.87%     3.50%      3.88%     4.30%     4.31%
Portfolio turnover rate....     121.6%    172.3%      87.9%    104.7%    147.2%

--------
  * Shares were sold at a 5% discount from the average market price.
 ** Closing Price -- New York Stock Exchange.
*** Total investment return is calculated using market value assuming a purchase of common stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's Distribution Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net assets from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to end of such periods.

                       Report of Independent Accountants

To the Board of Directors and Shareholders of The Zweig Total Return Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Zweig Total Return Fund, Inc. (the "Fund") at December 31, 2000, the result of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 15, 2001
                            TAX INFORMATION NOTICE
                                  (UNAUDITED)

   For the fiscal year ended December 31, 2000, the Fund distributed long-term capital gain dividends in the amount of $20,483,611.

   For federal income tax purposes, the percentage of the ordinary income dividends paid by the Fund for the dividend received deduction for corporate shareholders is 5.03%.

                       THE ZWEIG TOTAL RETURN FUND, INC.

                               YEAR END RESULTS

                                   Total Return
                                   on Net Asset Net Asset    NYSE      Premium
                                      Value       Value   Share Price (Discount)
                                   ------------ --------- ----------- ----------
Year ended 12/31/2000.............     5.7%       $7.48    $ 6.5700     (12.2%)
Year ended 12/31/1999.............     3.9%        7.89      6.5000     (17.6%)
Year ended 12/31/1998.............     8.8%        8.43      8.8750       5.3%
Year ended 12/31/1997.............    14.6%        8.61      9.4375       9.6%
Year ended 12/31/1996.............     6.3%        8.29      8.0000      (3.5%)
Year ended 12/31/1995.............    17.7%        8.63      8.6250      (0.1%)
Year ended 12/31/1994.............    (1.9%)       8.11      8.0000      (1.4%)
Year ended 12/31/1993.............    10.7%        9.11     10.7500      18.0%
Year ended 12/31/1992.............     2.1%        9.06     10.0000      10.4%
Year ended 12/31/1991.............    20.1%        9.79     10.6250       8.5%
Year ended 12/31/1990.............     4.2%        9.02      8.6250      (4.4%)
Year ended 12/31/1989.............    14.9%        9.59      9.7500       1.7%
Inception 9/30/88-12/31/88........     1.1%        9.24      9.1250      (1.2%)

-------------------------------------------------------------------------------

1-800-272-2700  Zweig Shareholder Relations:
                For general information and literature

1-800-272-2700  The Zweig Total Return Fund Hot Line:
                For updates on net asset value, share price, major industry groups and other key information



                               REINVESTMENT PLAN

   Many of you have questions
 about our reinvestment plan. We
 urge shareholders who want to
 take advantage of this plan and
 whose shares are held in "Street
 Name," to consult your broker as
 soon as possible to determine if
 you must change registration
 into your own name to
 participate.


                               ----------------

  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

OFFICERS AND DIRECTORS
Martin E. Zweig, Ph.D.
Chairman of the Board and President

Jeffrey Lazar
Executive Vice President and Treasurer

Nancy J. Engberg
Secretary

Christopher M. Capano
Vice President

Charles H. Brunie
Director

Elliot S. Jaffe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

Investment Adviser
Phoenix/Zweig Advisers LLC
900 Third Avenue
New York, NY 10022

Fund Administrator
Phoenix Equity Planning Corp.
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent
State Street Bank & Trust Co.
c/o EquiServe
PO Box 8040
Boston, MA 02266

Legal Counsel
Rosenman & Colin LLP
575 Madison Avenue
New York, NY 10022

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036


--------------------------------------------------------------------------------
  This report is transmitted to the shareholders of The Zweig Total Return
Fund, Inc. for their information. This is not a prospectus, circular or repre-sentation intended for use in the purchase of shares of the Fund or any securi-ties mentioned in this report.

PXP 1336                                                        3206-ANN (12/00)

Annual Report

Zweig

The Zweig Total Return Fund, Inc.

December 31, 2000

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